UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2016

STRATEGIC INTERNET INVESTMENTS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	33-28188	84-1116458
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

24 First Avenue, P.O. Box 918, Kalispell, MT, 59903
(Address of principal executive offices)

Registrant’s telephone number, including area code: 406-552-1170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a – 12)

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d – 2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e – 4(c))

Item 1.01        Entry into a Material Definitive Agreement

On March 21, 2016 Strategic Internet Investments Inc. (hereinafter “SIII”) entered into a Letter of Intent (hereinafter “LOI”) whereby SIII may acquire up to 100% of the Medical Park Private Hospital and the Hotel Marriot Izmir in Trabzon, Turkey (hereinafter the “Property”).

This is a non-arm’s length transaction on the basis that Mr. Abbas Salih is an insider of SIII as well as some members of the Sellers.  The complete LOI is available upon request to the Company.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Internet Investments, Incorporated
(Registrant)
Date April 22, 2016
	By:	/s/ Ralf Uwe Zabel
Ralf Uwe Zabel, Director